                                    LONGLEAF

                                    PARTNERS

                                 INTERNATIONAL

                                      FUND

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                October 24, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   PROSPECTUS

                                October 24, 1998

                               LONGLEAF PARTNERS
                               INTERNATIONAL FUND

                              A Series of Longleaf

                              Partners Funds Trust
LOGO

Longleaf Partners International Fund is a no-load, non-diversified, open-end, management investment company which seeks long-term capital growth primarily through investments in the equity securities of international issuers.

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

To learn more about the Fund, you can obtain a copy of the most recent financial reports and portfolio listings, or a copy of the Statement of Additional Information (SAI) dated October 24, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call 1-800-445-9469.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of principal.

                      LONGLEAF PARTNERS INTERNATIONAL FUND
                                   MANAGED BY
                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 Poplar Avenue; Suite 900
                               Memphis, TN 38119

(800) 445-9469                                                    (901) 761-2474
--------------------------------------------------------------------------------

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                    CONTENTS

The International Fund at a Glance..........................    3
Fund Expenses...............................................    5
The International Fund in Detail
  Investment Objective......................................    6
  Investment Policies.......................................    6
  Investment Philosophy.....................................    6
  Types of Equity Securities................................    8
  Other Investments.........................................    8
  Concentration.............................................    8
Investment Techniques
  Managing Currency Exposure................................    8
  Types of Currency Exchange Transactions...................    9
  Options on Securities and Stock Indices...................   10
  Futures Contracts and Related Options.....................   10
  Risks of Options, Futures and Foreign Currency
    Contracts...............................................   11
  Swaps.....................................................   11
  When-Issued and Forward Commitment Securities.............   11
Other Investments and Techniques
  Borrowing.................................................   11
  Short Sales...............................................   12
  Loans of Portfolio Securities.............................   12
  Restricted and Iliquid Securities.........................   12
  Fixed Income Securities...................................   12
  Cash Reserves.............................................   13
Other Risk Factors
  Investor Suitability......................................   13
  Foreign Economic Risks....................................   13
  Foreign Political Risks...................................   14
  Expenses of Foreign Investing.............................   14
  Foreign Income Taxes......................................   14
  General Market Risks......................................   14
  Non-Diversification.......................................   14
International Developments..................................   15
Portfolio Turnover..........................................   16
Investment Management and Fund Administration
  Investment Counsel........................................   16
  Co-Portfolio Managers.....................................   16
  Investment Counsel Fees...................................   16
  Fund Administrator........................................   16
Board of Trustees...........................................   17
Other Executive Officers....................................   18
How to Open an Account......................................   19
How to Purchase Shares......................................   19
How to Redeem Shares........................................   21
Shareholder Servicing.......................................   23
How Shares Are Priced.......................................   23
Distributions and Taxes.....................................   24
Other Information
  Significance of Fund Names................................   25
  Code of Ethics............................................   26
  Portfolio Brokerage.......................................   26
  Investment Performance Information........................   26
  State of Organization.....................................   27
  Exceptions to Investment Minimum..........................   27
  Year 2000 Issues..........................................   28

THE INTERNATIONAL FUND AT A GLANCE

INVESTMENT PARTNERS

Longleaf Partners Funds represent what Southeastern Asset Management, Inc. ("Southeastern"), the Funds' Investment Counsel, views as an investment partnership among all shareholders. Southeastern's employees and affiliates are one of the largest group of shareholders in the four Longleaf Partners Funds.

Southeastern adheres to the following principles in managing the Longleaf Partners Funds:

  - We will treat your investment in Longleaf as if it were our own.

  - We will remain significant investors with you in Longleaf.

  - We will invest for the long-term, while always striving to maximize after-tax returns and to minimize business, financial, purchasing power, regulatory and market risks.

  - We will choose our equity investments based on their discount from our appraisal of their corporate intrinsic value, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

  - We will comply with the diversification standards of the Internal Revenue Code, but will not overdiversify our holdings.

  - We will not impose loads, holding periods, exit fees or 12b-1 charges on our investment partners.

  - We will consider closing the Funds to new investors if our size begins to restrict our ability to manage the portfolios or if closing would otherwise benefit existing shareholders.

  - We will discourage short-term speculators and market timers from joining us, the long-term investors in Longleaf.

  - We will continue our efforts to improve shareholder services.

  - We will communicate with our investment partners as candidly as possible.

GENERAL STRATEGY

Under normal circumstances, Longleaf Partners International Fund (the "International Fund" or the "Fund") will invest at least 65% of total assets in the equity securities of a limited number of issuers organized or operating primarily in at least three countries other than the United States. On occasion, the Fund may invest a significant portion of its assets in a single country, such as Japan. Investments may also be made in other countries, both developed and emerging, and there are no restrictions on the percentage of assets which may be invested in any particular geographic region or country.

NON-DIVERSIFICATION

The Fund is non-diversified under the federal securities laws, but expects to comply with the diversification standards established by the Internal Revenue code of 1986 for regulated investment companies.

GENERAL RISKS OF INVESTMENT

Market values of all types of securities fluctuate with the movement of the securities markets, and the value of the Fund's portfolio and the price per share will vary. Risks of specific types of securities in which the Fund may invest and in the investment techniques which may be used are discussed in more detail in the text of the Prospectus. The Fund is also subject to foreign economic and political risks, currency fluctuations to the extent not hedged, foreign income taxes, and higher expenses of foreign investing. The Fund expects to hedge its foreign currency risks through forward foreign currency contracts, where deemed appropriate. There is no assurance that the Fund will achieve its investment objective.

WHO MAY WANT TO INVEST

The International Fund is suitable for long-term investors willing to hold their shares through market fluctuations and who can accept international investment risk. It is not appropriate for those seeking short-term price appreciation or for "market timers".

MINIMUM INITIAL INVESTMENT -- NO SALES CHARGES

The minimum initial investment is $10,000. You may purchase shares directly from the Fund without payment of any sales charges. There are no "12b-1" fees or redemption fees. You may also purchase shares through an authorized brokerage firm, which may charge a transaction fee.

EXPENSE LIMITATION

Normal operating expenses, including the investment counsel fee but excluding extraordinary expenses, are limited by contract to a maximum of 1.75% of average net assets per annum.

SHAREHOLDER INQUIRIES

Materials describing the Fund and application forms -- (800) 445-9469

Account status and redemption procedures -- (800) 488-4191

Inquiries about Fund operations -- (901) 761-2474

                                 FUND EXPENSES

Expenses are one of several factors to consider when investing in a mutual fund. The purpose of the following fee table is to provide an understanding of the various costs and expenses that shareholders of the International Fund will bear directly or indirectly.

Shareholder Transaction Expenses
  Sales Load Imposed on Purchases                None
  Sales Load Imposed on Reinvested Dividends     None
  Deferred Sales Load                            None
  Redemption Fee                                 None
Annual Fund Operating Expenses
  (as a percentage of average net assets)
    Management Fees                              1.50%
    12b-1 Fees                                   None
    All Other Operating Expenses                 0.25%
      (after expense reimbursement)
                                                 ----

    Total Fund Operating Expenses                1.75%
      (after expense reimbursement)              ====


EXAMPLE*
You would pay the following           1 Year     $ 18
expenses on a $1,000 investment,      3 Years    $ 55
assuming a 5% annual return and
either redemption or no redemption
at the end of each time period.

*The Investment Counsel Agreement provides that Southeastern Asset Management, Inc. will reduce its Investment Counsel fees to the extent necessary to limit total fund operating expenses (excluding brokerage commissions, taxes, interest, and extraordinary expenses) to 1.75% per annum. During the start-up period while the Fund is accumulating assets, total fund operating expenses are expected to exceed 1.75% of net assets per annum, thereby requiring Southeastern to reduce its advisory fees as agreed.

The Example is based on the "Total Operating Expenses" described above, assuming that maximum expenses under the expense limitation of 1.75% per annum have been incurred. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's shares.

THE INTERNATIONAL FUND IN DETAIL

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE. Longleaf Partners International Fund (the "International Fund" or the "Fund") seeks long-term capital growth by investing primarily in the equity securities of international or foreign issuers.

INVESTMENT POLICIES. Under normal circumstances, the International Fund will invest at least 65% of total assets in the equity securities of issuers domiciled or operating primarily in at least three countries other than the United States. For example, the Fund may invest in issuers located in Canada, Western Europe (such as the United Kingdom, the Netherlands, Germany, France, Switzerland, and Italy), the Far East (such as Japan, Hong Kong, Singapore, and Korea), Australia, and Latin America. The Fund may on occasion invest a significant portion of its assets in a single country, such as Japan.

Investments may also be made in other countries, both developed and emerging, and there are no restrictions on the percentage of assets which may be invested in any particular geographic region or country. Performance will be measured against the Morgan Stanley Capital Europe, Australia, Far East Index ("EAFE"), a broad-based index of stocks that measures the performance of the equity markets in Europe, Australia, and the Far East.

A company will be considered to be an international or foreign issuer if it is organized or headquartered outside the United States. In addition, an issuer will be considered to be international or foreign if, regardless of where organized, its principal business activities are outside the United States. Such an issuer must have at least 50% of its assets located outside the United States or earn at least 50% of its gross income outside the United States.

Under normal market conditions, the Fund expects to be substantially fully invested in the equity securities of such international or foreign issuers. To the extent that investments meeting the Fund's criteria are not available or when, in the discretion of Southeastern, market, business, or economic conditions so indicate, all or a portion of the Fund's assets may be invested temporarily in domestic securities consisting of obligations of the United States government and its instrumentalities, commercial paper, and repurchase agreements, or the Fund may hold cash in domestic or foreign currencies or invest in other domestic or foreign bonds or money market instruments.

INVESTMENT PHILOSOPHY. Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Using this approach, Southeastern views stocks as ownership units in business enterprises. Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Equity securities which can be identified and purchased at prices substantially discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of a company's intrinsic value before purchasing a security.

Southeastern's investment analysts determine the appraised per share corporate worth of potential investments using current, publicly available financial statements. These are carefully scrutinized, using two primary methods of appraisal. The first assesses what Southeastern believes to be the real economic value of the company's net assets. The second examines the enterprise's ability to generate free cash flow after required or maintenance capital expenditures and working capital needs. Once free cash flow is determined, conservative projections about its rate of future growth are made. The present value of that stream of free cash flow plus its terminal value is then calculated using a conservative discount rate. If Southeastern's projections are accurate, that present value would be the price which buyers and sellers negotiating at arms length would accept for the whole company. In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared to Southeastern's data bank of sales of comparable businesses.

Southeastern also considers the following in selecting potential investments:

  - INDICATIONS OF SHAREHOLDER ORIENTED MANAGEMENT. In selecting portfolio investments, Southeastern seeks companies with properly incented, ownership vested managements. They must be honest, shareholder oriented, operationally competent individuals capable of allocating corporate resources intelligently. Southeastern is seeking exemplary long-term business partners.

  - EVIDENCE OF FINANCIAL STRENGTH. Southeastern requires companies in the portfolio to have sound financial statements and the potential to generate excess free cash flow from operations.

  - POTENTIAL EARNINGS IMPROVEMENT. The company should be capable of producing both a meaningful improvement in earnings within three to five years and an adequate return on its invested capital.

A particular investment may not include all of the above factors, but Southeastern must be convinced that significant unrealized intrinsic value is present.

Southeastern recognizes that there are relatively few significantly undervalued companies available for purchase at any time. As a central part of the general investment strategy, the Fund likely will invest in a limited number of companies and may acquire relatively large holdings in particular companies. Southeastern believes that this approach maximizes the potential for outperforming the market as a whole.

TYPES OF EQUITY SECURITIES. The Fund will usually invest in marketable equity securities of established companies listed on securities exchanges, but may also invest in securities which are traded over-the-counter. It may also invest up to 15% of net assets in securities which are unregistered or are privately traded and may have limited liquidity.

Equity securities in which the Fund may invest include common or ordinary shares, preferred shares, convertible securities, and securities representing the rights to acquire stock. The Fund may also invest in equity securities which are in the form of depositary receipts, such as American Depositary Receipts ("ADR's"), European Depositary Receipts ("EDR's"), or Continental Depositary Receipts ("CDR's"). Depositary receipts which are not sponsored by the issuing company may be less liquid and there may be less public information available about the issuer.

The Fund may invest in the securities of U.S. or foreign closed-end investment companies which invest in the securities of a particular foreign country or region in circumstances where, for example, a direct investment in that country or region would not be possible or would be difficult, or the securities of the investment company are more liquid than the underlying portfolio securities. The Fund would bear its ratable share of any operating expenses of the closed-end investment company, including the management fees. Under the provisions of the Investment Company Act of 1940 all such investments are limited to a maximum of 10% of total assets, with the investment in a single company being limited to 5% of total assets and 3% of the company's voting securities.

OTHER INVESTMENTS. The International Fund may invest the remainder of its portfolio in a wide variety of other securities, including equity securities of domestic issuers, warrants, options on securities and indices, futures, options on futures, forward foreign currency contracts and other foreign currency exchange agreements, and in money market instruments, some or all of which may be issued by U.S. institutions.

CONCENTRATION. The Fund will not invest 25% or more of its total assets in any one industry.

INVESTMENT TECHNIQUES

MANAGING CURRENCY EXPOSURE. An investment in a foreign equity security should offer the opportunity for capital appreciation exclusive of significant fluctuations between the country's currency and U.S. currency. However, not all foreign currencies can be hedged and, depending on the location of the company's primary operations or the stability of the foreign currency, hedging may not be necessary. As part of the investment process, Southeastern will determine whether currency hedging would be desirable.

Southeastern may use various techniques to hedge the Fund's exposure to the effects of possible changes in currency exchange rates, market prices of securities, or other factors that can affect the value of the portfolio. These techniques, used primarily for risk management, include buying and selling options, futures contracts, or options on futures contracts, and entering into currency exchange contracts or swap agreements. When effectively employed, these techniques can reduce the risk and increase the return characteristics of the portfolio. However, if Southeastern employs a strategy that does not correlate well with market factors, or if the counterparty to the transaction does not perform as promised, hedging transactions may not be effective and could result in a loss. Use of such techniques may also increase the volatility of the Fund's portfolio.

TYPES OF CURRENCY EXCHANGE TRANSACTIONS. Primarily for purposes of currency hedging, the Fund may engage in currency exchange transactions either on a spot
(cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract.

Forward currency contracts are usually entered into with banks and broker-dealers, are not exchange traded and usually have a term less than one year. Such contracts may be renewed, or may have a term of more than one year. Forward currency transactions may involve currencies of the different countries in which the Fund may invest, and serve as hedges against possible variation in the exchange rate between these currencies.

The Fund's forward currency transactions generally involve transaction hedging and portfolio hedging for either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific Fund receivable or payable accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency.

The Fund may engage in transaction or portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, Southeastern may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect the Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

When Southeastern believes that the currency of a particular foreign country may sustain substantial movement against another currency, it may "cross hedge." Cross hedging entails entering into a forward contract to sell or buy the amount of the foreign currency (or another currency which acts as a proxy for that currency) approximating that value of some or all of the portfolio securities denominated in that foreign currency. Forward transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies other than those in which its portfolio securities are denominated.

OPTIONS ON SECURITIES AND STOCK INDICES. The Funds may write (i.e., sell) put and call options and purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser, in return for the premium paid, the right to buy a specified security if it is a call option, or to sell a specified security if it is a put option, from or to the writer of the option at a designated price during the term of the option. An option on a stock index gives the purchaser, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is "covered." While the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the call, hold a call at the same or lower exercise price or otherwise hold securities or segregate assets to cover the call. For the same exercise period, and on the same securities as the written call, a put is covered if the Fund maintains collateral consisting of cash, liquid money market instruments, or U.S. government securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of the Fund.

FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may enter into foreign currency, interest rate, and stock index futures contracts and purchase and write (sell) related options that are traded on an exchange designated by the Commodity Futures Trading Commission (the "CTFC") or, if consistent with CFTC regulations, on foreign exchanges. Aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide" hedging, will not exceed 5% of the Fund's net assets, or such other percentage as may be required by the CFTC, after taking into account unrealized losses on any such contracts. Although the Fund is limited in the amount of assets that may be invested in futures transactions other than bona fide hedging, there is no overall limit on the percentage of the Fund's assets that may be at risk in connection with futures transactions.

These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of a stock index and certain futures contracts, are settled in cash with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

RISKS OF OPTIONS, FUTURES AND FOREIGN CURRENCY CONTRACTS. Using puts and calls in conjunction with each other for hedging purposes can reduce market risks. However, when used separately, options and futures have risks. For example, the price movements of the securities underlying the options and futures may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and futures depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or futures does not exist, the Fund may not be able to close their positions and in such an event, the loss is theoretically unlimited.

SWAPS. The Fund may enter into swaps involving international equity interests, indexes, and currencies without limit. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a single stock or a basket of stocks. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. These transactions may also be used to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or is available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counter party to the transaction, illiquidity and, where used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Fund may purchase securities on a "when issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. There is a risk that the securities may not be delivered or that they may decline in value before the settlement date.

OTHER INVESTMENTS AND TECHNIQUES

BORROWING. The Fund may borrow up to one third of its total assets for purposes of increasing its investments (leveraging) and may borrow up to 5% of its total assets for temporary or emergency purposes, such as clearing portfolio purchases or satisfying redemptions, provided that total borrowings at any one time may not exceed one third of total assets. Borrowing to increase the Fund's investments, known as leveraging, is a speculative techinque and increases the volatility of the Fund's net asset value. Borrowings may be made from banks and from any other sources allowable under applicable law.

SHORT SALES. The Funds may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of net assets, and the value of securities of any one issuer in which the Funds are short would not exceed 5% of net assets. The Funds must maintain liquid collateral in a segregated account equal to the current market value of the shorted securities, marked-to-market daily. These restrictions do not apply to short sales against the box, where the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable into an equal amount of securities of the same issuer sold short, without additional payment.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of total assets. Such loans must be secured by liquid collateral in an amount at least equal to the current market value of the securities loaned, marked-to-market daily. The Fund may terminate the loans at any time and obtain the return of the securities loaned within three business days. During the period of the loan, the Fund continues to receive any interest or dividends paid on the loaned securities.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest a maximum of 15% of its net assets in restricted securities (securities which are not registered or which are not deemed to be readily marketable) and all other illiquid securities, including repurchase agreements with maturities of more than seven days. Securities that may be resold without registration under Rule 144A may be treated as liquid for these purposes, in accordance with guidelines established by the Board of Trustees.

Restricted or non-registered securities may be sold only in privately negotiated transactions or in a public offering under an effective registration statement or under Rules 144 and 144A. If registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions develop, the Fund might obtain a less favorable price. Restricted securities will be valued as the Board of Trustees determines, in good faith, to reflect the fair market value.

FIXED INCOME SECURITIES. The Fund may invest a maximum of 25% of net assets in investment grade and non-investment grade debt securities of companies and preferred stock. Securities rated non-investment grade (lower than Baa by Moody's Investor Services Inc. or lower than BBB by Standard and Poors Corporation) are sometimes referred to as "high yield" or "junk" bonds. The Statement of Additional Information contains a table summarizing these ratings.

The prices of high yield securities may be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on high yield securities will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

CASH RESERVES. Cash reserves, held to provide flexibility to take advantage of new investment opportunities and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets. If Southeastern has difficulty finding an adequate number of undervalued equity securities, all or any portion of assets may also be invested temporarily in money market instruments. Cash reserves in excess of 35% of total assets will be held for defensive purposes only.

Money market instruments will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and obligations subject to repurchase agreements for these instruments. A repurchase agreement permits an investor to purchase a U.S. Government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest.

Other acceptable money market instruments include commercial paper, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of $1 billion, and money market investment companies (each limited to a maximum of 5% of total assets).

OTHER RISK FACTORS

INVESTOR SUITABILITY. The International Fund provides an investor with the ability to take advantage of changes in foreign economies and market conditions. Some foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue. All investments have risks, and no investment is suitable for all investors.

The International Fund is designed for long-term investors who can accept international investment risk, including currency risk, political and economic risk, regulatory risk, and international market risk. Although world economies are becoming increasingly integrated, economic conditions in particular countries can lead to substantial differences in stock market valuations. The Fund's share price will tend to reflect movements of the different securities markets in which it is invested and, to the extent not hedged, the foreign currencies of the countries where investments are made.

FOREIGN ECONOMIC RISKS. In addition to the risks associated with the investment strategies previously discussed, an investor should understand and consider the particular risks involved in investing internationally. Investing in the securities of foreign issuers, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information about issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in some foreign markets than in the U.S.; imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

FOREIGN POLITICAL RISKS. In addition, to the extent that the political environment in a particular foreign country is not stable, there is the possibility of increased rates of inflation, currency devaluation, expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits, establishment of foreign governmental restrictions, or other adverse political, social or diplomatic developments that could adversely affect the economy and an investment in companies located in such countries.

EXPENSES OF FOREIGN INVESTING. The cost of investing in international securities is higher than the cost of investing in U.S. securities, because, among other reasons, custodial fees are higher, there are additional expenses for currency hedging, and the Fund's advisory fees are higher than for a typical domestic equity fund. However, as discussed on page 16, Southeastern limits total operating expenses including its fees to a maximum of 1.75% per annum.

FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is not possible to determine the effective rate of foreign tax in advance, because the amount of assets to be invested within various countries is not known. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends to cooperate so as to meet the requirements of the Internal Revenue Code to "pass through" to shareholders any credits for foreign income taxes paid. There can be no assurance that the Fund will be able to do so.

GENERAL MARKET RISKS. There is no assurance that the Fund will achieve its investment objective. Market values of all types of securities fluctuate and the value of the Fund's portfolio and the prices per share will vary, based on general stock market conditions. Liquidity risks can limit the ability of the Funds to sell portfolio securities at current market valuations. Fixed income securities have interest rate risks, which cause a decline in their principal values when interest rates rise. For these and other reasons, the value of your investment as a shareholder at redemption may be more or less than the purchase price.

NON-DIVERSIFICATION. The Fund is classified as non-diversified under the Investment Company Act of 1940. As a result, the percentage of assets that may be invested in any one issuer is not limited under the securities laws. However, the Fund intends to comply with the investment company diversification standards of the Internal Revenue Code of 1986. These standards require that at the close of each quarter, at least 50% of the portfolio must be invested in issuers where the Fund's investment does not exceed 5% of total assets and the Fund does not own more than 10% of the company's voting stock. With respect to the other 50% of the Fund's portfolio, there are no limits on the percentage of assets which may be invested in a single issuer or the percentage of the company's voting stock which may be acquired, except that the Fund may not invest more than 25% of assets in a single issuer or in two or more issuers which the Fund controls and which are engaged in the same or similar businesses.

Under these diversification requirements, the Fund must, when fully invested, own at least twelve securities positions. Ten of the positions may not exceed 5% of total assets each at the time of purchase; the remaining two positions could each comprise 25% of total assets at the time of purchase. Generally, Southeastern anticipates that the portfolios will consist of more than twelve positions. To the extent that the Fund is less diversified, it may be more susceptible to adverse economic, political, or regulatory developments affecting a single investment than if there were broader diversification.

INTERNATIONAL DEVELOPMENTS

EURO-DENOMINATED SECURITIES. On January 1, 1999, the European Monetary Union ("EMO") plans to implement a new currency unit, the Euro. The countries initially expected to convert to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. After the conversion, financial transactions and market information in the participating countries, including share quotations and company financial information, will be denominated in Euros. A large percentage of the stock exchange capitalization of the total European market may be reflected in Euros. Monetary policy for participating countries is expected to be managed by the newly formed European Central Bank. This transition may change the European economic environment and the behavior of European securities markets, which could impact pricing of securities in the participating countries. The process of implementing the Euro also may affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies. Because the advent of the Euro may affect the operations or financial statement reporting of particular companies located in the participating European countries, this development will be considered in making investments in these countries but is not expected to cause a fundamental change in the investment philosophy or the underlying method of investment analysis used by Southeastern in managing the portfolio of the International Fund.

RESPONSE OF FOREIGN INSTITUTIONS TO YEAR 2000 ISSUE. The Fund and Southeastern have taken reasonable steps to assure that computer systems affecting their operations are being properly modified or are already year 2000 compliant, as more fully discussed on page 28 of the Prospectus. However, it has been reported that foreign institutions have made less progress in addressing the Year 2000 issue than major U.S. entities, in part because of the need to prepare for the earlier conversion to the Euro. To the extent that foreign or domestic institutions with which the Fund does business or in which the Fund invests do not adequately address the Year 2000 issue on a timely basis, there could be an adverse impact on the handling of security trades, interest and dividend payments, pricing, and other transactions affecting the operations or investment management of the Fund.

PORTFOLIO TURNOVER

The Fund may engage in short-term trading, but this strategy will not be used as a primary means of achieving its investment objective. Although the Fund cannot accurately predict portfolio turnover, generally it is expected to be less than 50%. There are no limits on the rate of portfolio turnover, and investments will be sold without regard to the length of time held when investment considerations support such action. Higher turnover rates, such as rates over 100%, involve greater commissions and transaction costs.

INVESTMENT MANAGEMENT AND FUND ADMINISTRATION

INVESTMENT COUNSEL. Southeastern Asset Management, Inc., ("Southeastern"), located in Memphis, Tennessee, is the Fund's Investment Counsel. Since 1975, the firm has managed securities portfolios for ERISA and government retirement plans, charitable foundations, educational endowments, and individuals. The firm is owned and controlled by its principal officers, with Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer, owning a majority of the outstanding shares. The firm presently manages more than $12 billion in client assets.

CO-PORTFOLIO MANAGERS. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of the Fund and Southeastern, and Mr. G. Staley Cates, President of Southeastern, are co-portfolio managers of the International Fund. Mr. Eugene Andrew McDermott, III, is Assistant Portfolio Manager. Collectively they have primary responsibility for the management of the Fund's portfolio.

INVESTMENT COUNSEL FEES. The Fund pays Southeastern an investment counsel fee which is accrued daily and paid monthly in arrears. The fee is 1.50% of average daily net assets per annum. The Investment Counsel Agreement between the Fund and Southeastern provides that Southeastern will reduce its Investment Counsel fee to the extent necessary to limit normal operating expenses of the Fund to 1.75% per annum. The expense limitation does not apply to brokerage commissions, interest, taxes, and any extraordinary expenses.

FUND ADMINISTRATOR. As Fund Administrator, Southeastern provides all business, administrative and compliance services for the Fund. For these services, the firm receives an Administration Fee of 0.10% of average net assets per annum, accrued daily and paid monthly in arrears. The Fund pays all direct expenses of its operations, such as professional fees, industry association fees, insurance premiums, registration fees, and costs of printing, postage, and supplies. The Fund also reimburses Southeastern for computer licensing fees for mutual fund software programs and a portion of the compensation of the Fund's Treasurer.

                               BOARD OF TRUSTEES

O. MASON HAWKINS*, CFA, Chairman of the Board and Chief Executive Officer; Co-Portfolio Manager.

Founder and Director, Southeastern Asset Management, Inc. (since 1975); Director of Research, First Tennessee Investment Management Company, Memphis, TN (1974-
1975); Director of Research, Atlantic National Bank, Jacksonville, FL (1972-1974); Director, Mid-America Apartment Communities, Inc. (since 1993).

Education: B.S.B.A., Finance, University of Florida, 1970; M.B.A., University of Georgia, 1971.

W. REID SANDERS*, Trustee and President.

Founder and Director, Southeastern Asset Management, Inc. (since 1975); Investment Officer, First Tennessee Investment Management Company, Memphis, TN (1973-1975); Credit Analyst and Commercial Lending Official, Union Planters National Bank, Memphis, TN (1972-1973).

Education: B.A., Economics, University of Virginia, 1971.

CHADWICK H. CARPENTER, JR., Trustee.

Private investor and consultant to several software startups. Currently a board member of Indus River Networks and Call Technologies, which are developing products for virtual private networks and telephony respectively. Previously spent 14 years in senior executive officer positions at Progress Software Corporation (a leading provider of software products used by developers to build and deploy commercial applications worldwide). Prior to 1983, Manager of MIMS Systems Operation, General Electric Information Services Company; Senior Consultant, Touche Ross & Company.

Education: B.S., Electrical Engineering, Massachusetts Institute of Technology, 1971; M.S., Electrical Engineering, Massachusetts Institute of Technology, 1972.

DANIEL W. CONNELL, JR., Trustee.

Senior Vice President -- Marketing, Jacksonville Jaguars, Ltd., Jacksonville, FL (since 1994) (National Football League franchise); Executive Vice
President -- Corporate Banking Group and other officer positions, First Union National Bank of Florida, Jacksonville, FL (1970-94); Chairman, Jacksonville Chamber of Commerce (1997); Commissioner, Jacksonville Economic Development Commission; Advisory Director, First Union National Bank of Florida.

Education: B.S.B.A., University of Florida, 1970.

STEVEN N. MELNYK, Trustee.

Vice President, The St. Joe Company, Jacksonville, Florida. Chairman of the Executive Committee and President, Riverside Golf Group, Inc., (1987-97), Jacksonville, FL (a corporation engaged in the design, construction and operation through ownership of golf courses throughout the southeastern US); Golf commentator and sports marketing executive, ABC Sports (since 1991) and CBS Sports (1982-1991); Founding director and former Chairman, First Coast Community Bank, Fernandina Beach, FL; Winner of U.S. Amateur Championship, 1969, and British Amateur Championship, 1971.

Education: B.S.B.A., Industrial Management, University of Florida, 1969.

C. BARHAM RAY, Trustee.

Chairman of the Board and Secretary, SSM Corporation, Memphis, TN (since 1974) (a venture capital investor); Director, Financial Federal Savings Bank, Memphis, TN.

Education: B.A., Vanderbilt University, 1968; M.B.A., University of Virginia, 1973.

---------------
* Mr. Hawkins and Mr. Sanders are employed by the Investment Counsel and each is deemed to be a Trustee who is an "interested person", as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. Mr. Carpenter serves as Chairman of the Audit Committee, which is composed of the four Trustees who are not affiliated with Southeastern.

                            OTHER EXECUTIVE OFFICERS

INVESTMENT MANAGEMENT

G. STALEY CATES, CFA, Co-Portfolio Manager; Vice President -- Investments.

Professional Experience:  President, Southeastern Asset Management, Inc. (since
1994); Vice President, Southeastern Asset Management, Inc. (1986-1994).

Education:  B.B.A., Finance, University of Texas, 1986.

E. ANDREW MCDERMOTT, III, Assistant Portfolio Manager

Professional Experience: Southeastern Asset Management, Inc. (since 1998); J.P. Morgan & Co., San Francisco, Hong Kong, and Singapore; Associate and Analyst (1994-1998); NEC Logistics, Tokyo (1992-1994).

Education:  B.A., Princeton University, 1992.

JOHN B. BUFORD, CFA, Vice President -- Investments.

Professional Experience: Southeastern Asset Management, Inc. (since 1990); Vice President, First Tennessee Bank (1989-90); Commercial Lending Officer/Credit Analyst, Metropolitan National Bank (1985-88).

Education:  B.B.A., Finance, University of Texas, 1985.

FRANK N. STANLEY, III, CFA, Vice President -- Investment.

Professional Experience: Vice President, Southeastern Asset Management, Inc. (since 1984); Portfolio Manager and Analyst, Montag & Caldwell, Atlanta, GA (1974-1984); Investment Officer, Atlantic National Bank, Jacksonville, FL (1972-1974).

Education: B.S., Management, Georgia Institute of Technology, 1964; Graduate study, Emory University, 1965; M.B.A., Marketing, University of Florida, 1970.

FUND OPERATIONS

CHARLES D. REAVES, Executive Vice-President.

Professional Experience: General Counsel, Southeastern Asset Management, Inc. (since 1988); Vice President in corporate finance, Porter, White & Yardley, Inc., Birmingham, AL (1986-1988); Senior Vice President -- Finance and Secretary (1981-1986) and Vice President and General Counsel (1974-1981), Saunders System Inc., Birmingham, AL; Director, ICI Mutual Insurance Company (1998).

Education: J.D., University of Alabama, 1961; L.L.M. (Taxation), Georgetown University Law Center, 1966; M.B.A., Emory University, 1981.

JULIE M. DOUGLAS, CPA, Executive Vice President -- Operations & Treasurer.

Professional Experience: Southeastern Asset Management, Inc. (since 1989); Audit Supervisor and Audit Senior, Coopers & Lybrand, Birmingham, AL and Pittsburgh, PA (1984-1989).

Education:  B.S., Accounting, Pennsylvania State University, 1984.

MARKETING AND ADMINISTRATION

LEE B. HARPER, Executive Vice President -- Marketing.

Professional Experience: Southeastern Asset Management, Inc. (since 1993); Consultant, IBM Corporation, Memphis, TN (1989-1993); Business Analyst, McKinsey & Company, Atlanta, GA (1985-1987).

Education:  B.A., University of Virginia, 1985; M.B.A., Harvard University,
1989.

RANDY D. HOLT, CPA, Vice President -- Secretary.

Professional Experience: Vice President and Secretary, Southeastern Asset Management, Inc. (since 1994); Secretary/Treasurer (1985-1994); Ott, Baxter, Holt (1983-1985); A.M. Pullen & Co. (1982-1983); Harry M. Jay & Associates (1978-1982).

Education:  B.S., Accounting, University of Tennessee, 1976.

HOW TO OPEN AN ACCOUNT

REGULAR ACCOUNTS. To invest in Longleaf Partners International Fund, complete, sign and mail the account application to the address below. If you are already an investor in the Longleaf Partners Funds, your account may be modeled after your existing account. THE MINIMUM INVESTMENT FOR THIS FUND IS $10,000.

                            Longleaf Partners Funds
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

INDIVIDUAL RETIREMENT ACCOUNTS. You can open a regular or Roth IRA by requesting the IRA Application kit. The kit contains an explanation of tax considerations and information on the trustee, State Street Bank. After reading the information, fill in the application and the transfer form and mail to the above address. THE MINIMUM INITIAL INVESTMENT IS $10,000, WHICH MUST BE SATISFIED PRIMARILY BY TRANSFERRING FUNDS FROM AN EXISTING IRA OR A QUALIFIED RETIREMENT PLAN. YOU WILL BE CHARGED AN INITIAL SET-UP FEE OF $15 AND A $10 ANNUAL MAINTENANCE FEE.

HOW TO PURCHASE SHARES

You may obtain shares of the Fund by two different methods. (1) You may invest directly with the Fund (using the following instructions) and you will not be charged a transaction fee. (2) You may purchase shares through an authorized broker of your choice and the broker may charge an additional transaction fee for its services. All applications to purchase shares are subject to acceptance by the Fund.

For all types of accounts, the minimum initial investment for a direct purchase from the Fund is $10,000. There are no minimum requirements on subsequent purchases. Authorized brokers may have a different minimum investment. The public offering price is the net asset value per share at the next market close after the transfer agent receives an order with all required documentation.

BY MAIL. To purchase shares for existing accounts by mail, send a check payable to Longleaf Partners Funds along with the application or the remittance stub from the bottom of your most recent transaction statement to:

                            Longleaf Partners Funds
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

INCLUDE THE NAME OF THE FUND AND YOUR ACCOUNT NUMBER ON THE CHECK. THE FUND DOES DO NOT ACCEPT THIRD PARTY CHECKS.

If your check is returned because of insufficient funds or because you have stopped payment, you will be responsible for any losses sustained by the Fund from custodian or transfer agent fees or a decline in the net asset value when the shares issued are cancelled. If you are an existing shareholder, the Fund may collect losses by redeeming the appropriate amount from your account.

BY WIRE.  You may purchase shares by bank wire transfer. To do so:

- Call the transfer agent at (800) 488-4191 to establish an account. Be prepared to provide all information requested on the application. Your account number will be assigned.

- Instruct your bank to wire funds as follows:

   -    State Street Bank, Boston, MA
   -    ABA routing number 011000028
   -    A/C# 9905-023-9
   -    Longleaf Partners International Fund (#136)
   -    Your account number and your name

Amounts transferred by bank wire are considered received on the same day they are deposited in the Fund account if received before the close of the New York Stock Exchange, usually at 4:00 p.m. Eastern Time. If received later, shares will be purchased at the following business day's closing price. Wire transfers should be initiated as early in the day as possible to assure receipt before the close of the Exchange. A completed application must be sent to the Fund as soon as possible. No redemptions can be paid until the Fund receives a completed application.

BY AUTOMATIC MONTHLY INVESTMENT. After you have opened an account, you can arrange for automatic investments of $100 or more by filling in the Automatic Monthly Investment Plan section of the application and sending a voided check from your bank account. There is no charge for the Automatic Monthly Investment Plan, but your bank or credit union may charge a service fee. Transfers will occur on the business day on or about the 21st day of each month, as affected by weekends and bank holidays. Cancellation of the plan or a change in the amount of the withdrawal must be made in writing.

CERTIFICATES. To receive a stock certificate with your purchases, you must send written instructions. Unless shares are purchased with wired funds, your certificate will not be issued until 15 days after your purchase. Please note that if you request certificates, you cannot redeem those shares without returning the certificates. If you lose your certificates, you may incur a cost to replace them.

PURCHASES AND REDEMPTIONS OF FUND SHARES THROUGH BROKERAGE FIRMS. You may purchase and redeem shares through securities brokerage firms having agreements with the Longleaf Funds. The brokerage firm may charge transaction fees. Investors using brokerage firms to purchase and redeem Fund shares will follow the brokerage firm's procedures. Those procedures take precedence over any instructions for opening accounts directly with the Fund. The brokerage firm is responsible for supplying its clients who are Fund shareholders with periodic account statements, Prospectus and financial reports.

BROKER/DEALER AND INSTITUTIONAL INVESTMENTS. Upon execution of formal trading agreements, the Fund will accept telephone trade orders under $100,000 from NASD members or other institutional investors. Larger phone orders require special approval. The Fund also offers automated trading through the transfer agent, NFDS. In addition, institutional investors may establish pre-authorized fax redemption privileges. Please contact the Fund directly to obtain more information regarding these special processing options.

For ALL trading, full payment must be received within one day of the trade date. The entity placing the order will be responsible for any loss resulting from non-settlement. All purchase minimums and other requirements specified in trading agreements must be followed to remain in good standing. The Fund may withdraw trading privileges if it is in its best interests.

HOW TO REDEEM SHARES

PROCEDURES. At any time, you may withdraw any portion of your account in a share or dollar amount. Redemption proceeds are mailed within one week of receipt of the redemption request in Good Order. Good Order means that you have a completed application on file and that the redemption request includes:

  - Account number and fund name -- Longleaf Partners International Fund (#136).

  - Amount of the transaction (specified in dollars or shares)

  - Signatures of all owners exactly as they are registered on the account

  - Signature guarantees if required and applicable (see below)

  - Fund certificates if applicable

  - Other supporting legal documents that may be required in cases of estates, corporations, trusts and certain other accounts

If you have questions about these requirements, please call the transfer agent at (800) 488-4191.

The Fund must have received payment for the shares being redeemed, and may delay redemption payment (for up to 15 days from the date of purchase) until collected payment for the initial share purchase has been received.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share at the next market close after receipt of a redemption request in good order. The redemption price may be more or less than the shares' original cost. The Funds charge no redemption fees. IRA accounts will remain subject to the full $10 annual maintenance fee in the year of redemption.

BY MAIL.  Mail your redemption requests and required documentation to:

                            Longleaf Partners Funds
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

The Funds suggest that you send redemption requests by registered or certified mail to the above address or by overnight courier to:

                            Longleaf Partners Funds
                           c/o NFDS, Transfer Agent;
                               330 W. 9th Street
                             Kansas City, MO 64105;
                           Telephone (800) 488-4191.

BY TELEPHONE. You may redeem up to $100,000 by telephone from your regular account, if you have so elected on the application or by the change of status form. Telephone redemptions may not be used for IRA's. Proceeds of telephone redemptions will be sent only to the address of record or will be wired only to the pre-determined commercial bank account. If you call before 4:00 p.m. Eastern Time, you will receive that day's closing price; redemption requests made after 4:00 p.m. Eastern Time will receive the next day's closing price. Once initiated, a telephone redemption request cannot be changed or cancelled. Any changes in the instructions for your account must be made in writing, with a signature guarantee. The transfer agent may verify these changes before a redemption.

The transfer agent employs reasonable procedures to confirm that instructions communicated by telephone are genuine. When these procedures are followed, the Fund and the transfer agent are not liable for losses caused by following telephone instructions which are reasonably believed to be genuine. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

SIGNATURE GUARANTEE. Redemptions over $100,000 must be made in writing and require a signature guarantee. The signatures must correspond to all names in which the account is registered and all registered owners must sign the request and have their signatures guaranteed. To obtain a signature guarantee, a member firm of a domestic stock exchange, a U.S. commercial bank or other financial institution that is an eligible guarantor institution through membership in a medallion or similar program must witness the signature and stamp the document with the appropriate certification. A notary public is NOT an eligible guarantor.

OTHER INFORMATION. Longleaf Partners Funds may suspend redemption rights or postpone payments at times when the New York Stock Exchange is closed for other than weekends or holidays or under emergency circumstances permitted by the U.S. Securities and Exchange Commission.

SHAREHOLDER SERVICING

TRANSFER AGENT. National Financial Data Services ("NFDS"), an affiliate of State Street Bank and Trust Company, serves as transfer agent and dividend disbursing agent. NFDS maintains all shareholder accounts and records, processes all transactions including purchases, redemptions, transfers and exchanges, prepares and mails account confirmations and correspondence, issues stock certificates, and handles all account inquiries. PLEASE DIRECT ALL QUESTIONS REGARDING YOUR ACCOUNT TO NFDS AT (800) 488-4191. Southeastern Asset Management does not process account transactions and will forward all correspondence to NFDS in Kansas City, which will process the transaction when the materials are received.

CONFIRMATION AND REPORTS. If you invest directly with the Fund, you will receive a confirmation statement after each transaction and a statement of your account status after the end of each calendar quarter. You will also receive all tax documentation as required by the IRS. In addition, you will receive quarterly, semi-annual and audited annual reports which provide information on the Fund's portfolio of investments. If you invest through a brokerage firm, shareholder materials will be sent by that firm.

HOW SHARES ARE PRICED

The net asset value per share is determined as of the close of trading on each day that the New York Stock Exchange ("NYSE") is open for business. Net asset value per share is computed by taking the value of all assets of the portfolio, subtracting its liabilities as accrued daily, and dividing by the number of shares outstanding. Presently, the NYSE closes at 4:00 p.m. Eastern Standard or Eastern Daylight Time. In the calculation of net asset value:

  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sale price; if there were no sales that day, securities listed on major exchanges are valued at the midpoint between the latest available and representative bid and ask prices;

  (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the latest available and representative bid and ask prices;

  (3) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees;

  (4) Valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors;

  (5) The fair value of short term United States Government obligations and other debt securities will be determined on an amortized cost basis; and

  (6) The value of other assets, including restricted and not readily marketable securities, will be determined in good faith at fair value under procedures established by and under the general supervision of the Trustees.

  (7) Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using a method of determining a rate of exchange in accordance with policies established by the Board of Trustees.

The Fund normally calculates its net asset value as of the close of business of the New York Stock Exchange. Trading in securities on European and Far Eastern securities exchanges or in other foreign markets is normally completed on days (such as on week-ends) and at times when the New York Stock Exchange is not open for business. In addition, trading in such international markets may not take place on days when the New York Stock Exchange is open for business. Because of the different trading days or hours in the various foreign markets, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the closing prices of some the Fund's foreign securities on the particular foreign exchanges or in other foreign markets in which those securities are traded. The Fund follows the practice of converting closing market prices denominated in foreign currency to U.S. dollars using the noon Reuters currency exchange rates, a practice widely used in the industry which tends to reduce pricing differences between the close of the foreign markets and the close of business on the New York Stock Exchange.

The Fund expects to follow its standard procedures in valuing foreign securities even though there may be interim market developments which could have an effect on the Fund's net asset value. However, should events occur which could materially or significantly affect the valuation of such securities between the time when their closing prices are determined in the usual manner and the time the Fund's net asset value is calculated, the Fund may, in the discretion of the Board of Trustees and in the absence of specific regulatory requirements, elect to value these securities at fair value as determined in good faith by the Board of Trustees.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund pays dividends from net investment income, usually at the end of December. Realized capital gains are determined for the 12 month period ended October 31, and may be distributed at any time after that date. All dividends and distributions are reinvested automatically in additional shares of the Fund, unless you notify the transfer agent that you desire to receive cash distributions. The reinvestment price is the net asset value on the ex-dividend date.

The net asset value per share on the ex-dividend date is calculated by reducing the normal net asset value by the amount of the distribution. Any distribution paid shortly after a purchase of shares will be fully taxable. After October 31, you may request information on projected capital gains distributions and in mid-December information will be available on projected dividend amounts. Please call (800) 488-4191 for this information and for record and payment dates.

TAXES. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Federal Internal Revenue Code of 1986, and will distribute substantially all net investment income and net realized capital gains as dividends. Management expects that the Fund will not incur any significant Federal income tax liability. Should the Fund fail to distribute the required minimum amounts, it would be subject to a non-deductible 4% excise tax on certain undistributed taxable income and realized capital gains.

By January 31 of each year, the Fund will provide information on the proper classification of any net investment income and capital gains distributions, and the amounts of any returns of capital or other special reclassifications.

Shareholders subject to Federal income taxation must report all distributions as income, even if reinvested, and states may also tax distributions.

This discussion about taxes is an abbreviated summary of the provisions of the Federal Internal Revenue Code and Regulations. For more information, see the section entitled "Additional Tax Information" in the Statement of Additional Information. These provisions are subject to change by legislative or administrative action. Shareholders should consult their own tax advisors for more detailed information concerning federal, state and local income taxation of investment company distributions in their particular circumstances.

OTHER INFORMATION

SIGNIFICANCE OF FUND NAMES. The name "Longleaf", derived from the longleaf pine, a majestic, sturdy tree indigenous to the southeastern United States, represents the qualities of strength and endurance. A second element of the name is the word "Partners." In selecting portfolio investments, Southeastern seeks corporate managers who would make exemplary long-term business partners. They should be properly incented, ownership vested, honest, shareholder oriented, operationally competent individuals who are capable of allocating corporate resources intelligently. The Longleaf Partners Funds endeavor to be supportive long-term "partners" with management of the companies in the portfolios. Correspondingly, Southeastern's own partners, other personnel, and relatives, are major investors in the Funds. Management considers itself a "partner" with Fund shareholders in seeking long-term capital growth. The Funds desire loyal, long-term investors as shareholders who view themselves as "partners" with Fund management.

CODE OF ETHICS. The Longleaf Partners Funds and Southeastern Asset Management, Inc. have adopted a Code of Ethics which requires all employees to limit their investments in publicly offered equity securities to shares of the Longleaf Partners Funds unless prior clearance is granted for other personal securities transactions. All employees must report their personal securities transactions at the end of each quarter. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

Except for certain types of investments not appropriate for the Funds, the independent Trustees of the Funds must also obtain clearance before making personal securities investments to avoid conflicts of interest with purchases and sales by the Funds. They have also adopted a policy requiring each independent Trustee to invest in the Funds an amount at least equal to their Trustees' fees.

PORTFOLIO BROKERAGE. Southeastern makes decisions to buy or sell investment securities for all of the Longleaf Partners Funds under the supervision of the Board of Trustees. Southeastern has authority to place orders with selected brokerage firms for the Funds' investment portfolio transactions. Southeastern uses its best efforts to obtain the most favorable price and execution, as more fully described in the Statement of Additional Information. The Funds may pay higher commissions to certain brokers for particular transactions than might be charged by a different broker if Southeastern believes that the most favorable price and execution may be obtained by doing so.

The Board of Trustees has authorized Southeastern to consider research and other investment information provided by a brokerage firm, its sales of shares of the Funds, and the supplying of other economic benefits which reduce the Funds' expenses as factors in selecting brokerage firms qualified to execute portfolio transactions for the Funds. The Funds may pay higher commissions to secure research and investment services and other specific benefits, subject to review by the Board of Trustees. Sales of Fund shares by a broker are one factor among others that Southeastern considers in allocating portfolio transactions, but higher commissions will not be paid solely for sales of Fund shares. The Funds are not committed to execute portfolio transactions through any particular brokerage firms which provide investment research information, or which sell shares of the Funds or provide other benefits. The Board of Trustees monitors executions of portfolio transactions at least quarterly.

INVESTMENT PERFORMANCE INFORMATION. The International Fund may publish its total returns from time to time in advertisements and in communications to shareholders. Performance is calculated using an industry standardized formula, as more fully described in the Statement of Additional Information. Total return information will include the average annual compounded rate of return for the one, five, and ten year periods (or since inception) ended at the close of the most recent calendar quarter. The Fund may also advertise or provide aggregate and average total return information for different periods of time, such as the latest calendar quarter or for the calendar year-to-date. Total return includes changes in net assets value per share and reinvestment in additional shares of any dividends from net investment income or other distributions.

Investment results will fluctuate over time, and an investment may be worth more or less than the purchase price, depending on the timing of the investment and stock market performance. Any presentation of total return for any prior periods is not intended to represent future total returns.

The Fund may compare its performance to that of widely recognized unmanaged stock market indices as well as other more specialized indices. The Fund may also compare its performance with that of other mutual funds having similar investment objectives and with the industry as a whole, as determined by outside services such as Lipper Analytical Services, Inc., CDA Technologies, Morningstar, Inc., and The Value Line Mutual Fund Survey. The Fund may also provide information on relative rankings as published in such newspapers and magazines as The Wall Street Journal, Barron's, Forbes, Business Week, Money, Financial World, and other similar publications.

STATE OF ORGANIZATION. Longleaf Partners Funds Trust was organized as a Massachusetts business trust on November 26, 1986. The International Fund is the fourth series. Each series may issue an unlimited number of shares of beneficial interest, all of which are of one class and have equal rights as to voting, redemption, dividends and liquidation. Upon receipt of payment for shares, all shares issued and outstanding are fully paid and nonassessable and are redeemable at the net asset value per share at the option of shareholders as more fully described in the section entitled "How to Redeem Shares". Shares have no preemptive or conversion rights. For information on limitation of liability and indemnification of Shareholders, Trustees and other affiliated parties, see the section in the Statement of Additional Information entitled "Limitation of Liability of Shareholders, Trustees and Others". The registered address in the Commonwealth of Massachusetts is Two Oliver Street, Boston, Massachusetts 02109.

A mutual fund which is a Massachusetts business trust is not required by state law to hold annual meetings of shareholders. Accordingly, shareholders' meetings must be held only when required by the Investment Company Act of 1940. The Board of Trustees will determine whether annual meetings will be held in the future when not specifically required.

EXCEPTIONS TO INVESTMENT MINIMUM. The minimum initial purchase requirement is not applicable to Trustees or officers of the Fund or to directors, officers or employees of the Investment Counsel. These persons and their relatives may open an account with a minimum initial investment of $1,000. Members of the immediate families of shareholders having invested at least $250,000 in one Fund may open an account with a minimum initial investment of $5,000 in the same

Fund. Personnel of clients having private accounts of at least $2,000,000 may also open Fund accounts with a minimum initial investment of $5,000. Any investor seeking one of the above exceptions must obtain prior approval of Fund management.

YEAR 2000 ISSUES. Southeastern has focused on the year 2000 computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Longleaf Partners Funds. The portfolio accounting system used by Southeastern for its advisory clients is supplied by a publicly traded company, which has stated in a release that the year 2000 problem has been overcome by re-engineering its computer system to handle the century date. The fund accounting software used by the Funds is supplied by an outside vendor, and that system has been running on four-digit year information since 1996. The Funds' custodian bank, transfer agent, and outside pricing services, all of which have a significant presence in the mutual fund industry, have reported that the necessary conversion process is in progress, and they appear to have dedicated the appropriate level of resources to solve the problem. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 issue will not have an adverse impact on the Fund's investments or on global markets or economies generally.

             INVESTMENT COUNSEL
             Southeastern Asset Management, Inc.
             6410 Poplar Avenue, Suite 900
             Memphis, TN 38119

             TRANSFER AND DIVIDEND AGENT
             National Financial Data Services ("NFDS")
             P.O. Box 419929
             Kansas City, MO 64141-6929

             CUSTODIAN
             State Street Bank & Trust Company, Boston, MA

             SPECIAL LEGAL COUNSEL
             Dechert Price & Rhoads, Washington, DC

             INDEPENDENT ACCOUNTANTS
             PricewaterhouseCoopers LLP, Boston, MA

                  LONGLEAF
                  PARTNERS
                  FUNDS

LOGO

MANAGED BY:
SOUTHEASTERN ASSET MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119

Fund Information Requests
(800) 445-9469

Shareholder Account Inquiries
(800) 488-4191

Inquiries About Fund Operations
(901) 761-2474

No person has been authorized to give any further information or make any representations other than those contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Investment Counsel, or Administrator. This Prospectus does not constitute an offering in any state where such an offering may not be lawfully made.

                      STATEMENT OF ADDITIONAL INFORMATION
                                OCTOBER 24, 1998
                             ---------------------

                      LONGLEAF PARTNERS INTERNATIONAL FUND

                                  A Series of

                         LONGLEAF PARTNERS FUNDS TRUST

LOGO                           TABLE OF CONTENTS

- Introduction..............................................    2
- Additional Information About Investment Objectives and
  Policies
    Investment Objective....................................    2
    General Investment Policy...............................    2
- Non-Diversification.......................................    3
- Fundamental Investment Restrictions.......................    3
- Non-Fundamental Investment Restrictions...................    4
- Additional Information About Types of Investments and
  Investment Techniques
    Repurchase Agreements...................................    5
    Warrants................................................    6
    Real Estate Investment Trusts...........................    6
    Futures Contracts.......................................    6
    Options on Securities and Stock Indices.................    6
    Foreign Currency Contracts..............................    8
    Lending of Portfolio Securities.........................    9
- Management of the Fund....................................    9
- Compensation Table........................................   10
- Control Persons and Principal Holders of Securities.......   11
- Investment Advisory Services..............................   11
- Investment Performance and Total Return...................   11
- Other Management Related Services.........................   12
- Terms of Agreements.......................................   13
- Additional Tax Information................................   13
- Allocation of Brokerage Commissions.......................   15
- Distribution of Fund Shares...............................   16
- Redemption of Fund Shares.................................   16
- Custodian of Fund Assets..................................   17
- Independent Certified Public Accountants..................   17
- Legal Counsel.............................................   17
- Limitation of Liability...................................   17
- Table of Bond and Preferred Stock Ratings.................   18

                                   MANAGED BY
                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 POPLAR AVENUE; SUITE 900
                               MEMPHIS, TN 38119
                             ---------------------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 24, 1998, IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF LONGLEAF PARTNERS FUNDS TRUST, ALSO DATED OCTOBER 24, 1998, WHICH MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST MADE TO SOUTHEASTERN ASSET MANAGEMENT, INC.

                   TELEPHONE (800) 445-9469; (901) 761-2474.

                      STATEMENT OF ADDITIONAL INFORMATION
                             ---------------------

                      LONGLEAF PARTNERS INTERNATIONAL FUND

                   A Series of Longleaf Partners Funds Trust
                             ---------------------

                                  INTRODUCTION

Longleaf Partners International Fund (the "International Fund" or the "Fund") is a series or portfolio of Longleaf Partners Funds Trust, a Massachusetts business trust which has three other portfolios -- Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Realty Fund. Each of these portfolios is operated as a separate mutual fund and each has its own particular investment objective.

                    ADDITIONAL INFORMATION ABOUT INVESTMENT
                            OBJECTIVES AND POLICIES

Certain investment restrictions or policies must be adopted as "fundamental" under the current requirements of the Securities and Exchange Commission. Those investment objectives and restrictions classified as fundamental cannot be changed without approval of a majority of the outstanding voting securities. Under the Investment Company Act of 1940, "approval of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the particular Fund or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

To the extent not designated as fundamental, the investment objective, other investment policies and restrictions, the Funds' investment philosophy, the discussion of types of securities in which the Funds may invest and the investment techniques used by each Fund may be changed by approval of the Board of Trustees.

INVESTMENT OBJECTIVE

The investment objective of the International Fund is to seek long-term capital growth primarily through investments in the equity securities of international or foreign issuers.

GENERAL INVESTMENT POLICY

Under normal circumstances, the International Fund will invest at least 65% of total assets in the equity securities of issuers domiciled or operating primarily in at least three countries other than the United States. A company will be considered to be an international or foreign issuer if it is organized or headquartered outside the United States. In addition, an issuer will be considered to be international or foreign if, regardless of where organized, its principal business activities are outside the United States. Such an issuer must have at least 50% of its assets located outside the United States or earn at least 50% of its gross income outside the United States.

Under the Investment Company Act of 1940, (the "Investment Company Act"), there is no requirement that a fund's investment objective or general investment policy be classified as fundamental. As a result, the International Fund's investment objective and general investment policy are not fundamental and may be changed by the Fund's Trustees without prior approval of shareholders.

NON-DIVERSIFICATION

The Fund is non-diversified under the provisions of the Investment Company Act of 1940. Although the Fund expects to comply with the diversification standards of the Internal Revenue Code of 1986, which are summarized in the Prospectus, compliance with these standards is not a fundamental policy.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The International Fund has adopted the following investment restrictions as fundamental. The text of the fundamental restriction is set forth in quotation marks and bold type; any comments following these fundamental restrictions are explanatory only and are not fundamental.

- INDUSTRY CONCENTRATION. "THE FUND WILL NOT PURCHASE ANY SECURITY WHICH WOULD CAUSE THE FUND TO CONCENTRATE ITS INVESTMENTS IN THE SECURITIES OF ISSUERS PRIMARILY ENGAGED IN ANY ONE INDUSTRY EXCEPT AS PERMITTED BY THE SECURITIES AND EXCHANGE COMMISSION.

  Comment. The present position of the staff of the Division of Investment Management of the Securities and Exchange Commission is that a mutual fund will be deemed to have concentrated its investments in a particular industry if it invests 25% or more of its total assets, exclusive of cash and U.S. Government securities, in securities of companies in any single industry. The Fund will comply with this position but will be able to use a different percentage of assets without seeking shareholder approval if the SEC should subsequently allow investment of a larger percentage of assets in a single industry. Such a change will not be made without providing prior notice to shareholders.

For purposes of defining what constitutes a single industry for purposes of this restriction, the Fund will use the SIC Industry Code definitions for industries, as set forth in the latest edition of the Securities & Exchange Commission publication entitled "Directory of Companies Required to File Annual Reports with the Securities & Exchange Commission" or other publicly available information. Industry category groupings shown in the Funds' printed reports sent quarterly to shareholders may contain more than one SIC Industry Code, and these broader industry groupings are intended to be functionally descriptive presentations rather than being limited to a single SIC industry category.

- SENIOR SECURITIES. "THE FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940 OR ANY RULE, ORDER OR INTERPRETATION UNDER THE ACT."

  Comment. Generally, a senior security is an obligation of a Fund which takes precedence over the claims of fund shareholders. The Investment Company Act generally prohibits a fund from issuing senior securities, with limited exceptions. Under SEC staff interpretations, funds may incur certain obligations (for example, to deliver a foreign currency at a future date under a forward foreign currency contract) which otherwise might be deemed to create a senior security, provided the fund maintains a segregated account containing liquid securities having a value equal to the future obligation.

- BORROWING. "THE FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED BY APPLICABLE LAW."

  Comment. In general, a fund may not borrow money, except that (i) a fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), (ii) a fund may borrow up to 5% of its total assets for temporary or emergency purposes, (iii) a fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its current prospectus and statement of additional information, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

- UNDERWRITING. "THE FUND MAY NOT ACT AS AN UNDERWRITER OF SECURITIES ISSUED BY OTHERS, EXCEPT INSOFAR AS THE FUND MAY BE DEEMED AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES."

  Comment. Generally a mutual fund may not be an underwriter of securities issued by others. However, the exception to this restriction enables the Fund to sell securities held in its portfolio, usually securities which were acquired in unregistered or "restricted" form, even though it otherwise might technically be classified as an underwriter under the Federal securities laws in making such sales.

- COMMODITIES. "THE FUND MAY NOT PURCHASE OR SELL COMMODITIES OR COMMODITY CONTRACTS UNLESS ACQUIRED AS A RESULT OF OWNERSHIP OF SECURITIES OR OTHER INSTRUMENTS ISSUED BY PERSONS THAT PURCHASE OR SELL COMMODITIES OR COMMODITIES CONTRACTS, BUT THIS RESTRICTION SHALL NOT PREVENT THE FUND FROM PURCHASING, SELLING AND ENTERING INTO FINANCIAL FUTURES CONTRACTS (INCLUDING FUTURES CONTRACTS ON INDICES OF SECURITIES, INTEREST RATES AND CURRENCIES), OPTIONS ON FINANCIAL FUTURES CONTRACTS, WARRANTS, SWAPS, FORWARD CONTRACTS, FOREIGN CURRENCY SPOT AND FORWARD CONTRACTS, OR OTHER DERIVATIVE INSTRUMENTS THAT ARE NOT RELATED TO PHYSICAL COMMODITIES."

  Comment. The Fund has the ability to purchase and sell (write) put and call options and to enter into futures contracts and options on futures contracts for hedging and risk management and for other non-hedging purposes. Examples of non-hedging risk management strategies include increasing a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries and effectively increasing the duration of a bond portfolio by purchasing futures contracts on fixed income securities. Hedging and risk management techniques, unlike other non-hedging derivative strategies, are not intended to be speculative but, like all leveraged transactions, involve the possibility of losses as well as gains that could be greater than the purchase and sale of the underlying securities.

- LENDING. "THE FUND MAY NOT MAKE LOANS TO OTHER PERSONS EXCEPT THROUGH THE LENDING OF SECURITIES HELD BY IT AS PERMITTED BY APPLICABLE LAW, THROUGH THE USE OF REPURCHASE AGREEMENTS, AND BY THE PURCHASE OF DEBT SECURITIES, ALL IN ACCORDANCE WITH ITS INVESTMENT POLICIES."

- REAL ESTATE. "THE FUND MAY NOT PURCHASE OR SELL REAL ESTATE, EXCEPT THAT THE FUND MAY INVEST IN SECURITIES OF COMPANIES THAT DEAL IN REAL ESTATE OR ARE ENGAGED IN THE REAL ESTATE BUSINESS, INCLUDING REAL ESTATE INVESTMENT TRUSTS, AND SECURITIES SECURED BY REAL ESTATE OR INTERESTS THEREIN AND THE FUND MAY HOLD AND SELL REAL ESTATE ACQUIRED THROUGH DEFAULT, LIQUIDATION, OR OTHER DISTRIBUTIONS OF AN INTEREST IN REAL ESTATE AS A RESULT OF THE FUND'S OWNERSHIP OF SUCH SECURITIES."

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental, and may be changed at the discretion of the Board of Trustees. Except as specifically authorized, the Fund may not:

- Purchase restricted or "illiquid" securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund's net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933);

- Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(l) of the Investment Company Act of 1940 (for each holding, 5% of the Fund's total assets, 3% of the company's voting stock, with not more than 10% of the Fund's total assets invested in all such investment companies) provided such acquisitions are in the open market and there is no commission or profit to a dealer or sponsor other than the customary broker's commission, and (b) may acquire securities of any investment company as part of a merger, consolidation or similar transaction;

- Make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would exceed the lessor of 5% of the value of the Fund's net assets or 5% of the securities of any class of any issuer; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), such restrictions shall not apply;

- Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase and sell put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes and combinations thereof; provided that the securities underlying such options are within the investment policies of the Fund and the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets;

- Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

- Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings;

- Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

               ADDITIONAL INFORMATION ABOUT TYPES OF INVESTMENTS
                           AND INVESTMENT TECHNIQUES

Repurchase Agreements. An acceptable investment for cash reserves, a repurchase agreement is an instrument under which an investor such as the Fund purchases U.S. Government securities or other securities from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by the Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for the Fund, the Investment Counsel will evaluate and monitor the credit worthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Warrants. The Fund may invest in warrants for the purchase of equity securities at a specific price for a stated period of time. Warrants may be considered more speculative than other types of investments in that they do not entitle a holder to dividends or voting rights for the securities which may be purchased nor do they represent any rights in the assets of the issuing company. The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

Real Estate Investment Trusts. REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

Futures Contracts. Primarily for hedging purposes, the Fund may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's Custodian. When writing a futures contract, the Fund will maintain with the Custodian similar liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" the position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Custodian).

Options on Securities and Stock Indices. The Fund may write covered put and call options and purchase put and call options on securities or stock indices. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Fund may write a call or put option only if the option is "covered." A call option on a security written by the Fund is covered if the Fund owns the underlying security subject to the call, has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio, or the call is otherwise covered with assets held in a segregated account. A call option on a security is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, liquid securities or money market instruments in a segregated account with its Custodian. A put option on a security written by the Fund is covered if the Fund maintains similar liquid assets with a value equal to the exercise price in a segregated account with its Custodian, or holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund may cover call options on stock indices through a segregated account or by owning securities whose price changes, in the opinion of the Investment Counsel, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where the Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Fund may cover put options on stock indices by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on securities or indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of the Fund's security holdings being hedged.

The Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, the Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability.

Foreign Currency Contracts. As a method of hedging against foreign currency exchange rate risks, the Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when Southeastern believes that a foreign currency may suffer or enjoy a substantial movement against another currency, a Fund may enter into a forward contract to sell an amount of the former foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Because an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or high quality liquid securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the Commodity Future Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique may be used to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the particular Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of currency futures will usually depend on the Investment Counsel's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Lending of Portfolio Securities. The Funds may from time to time lend portfolio securities to brokers or dealers, banks and other institutional investors and receive collateral in the form of United States Government obligations or money market funds. Under current practices, the loan collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, and will not be used to leverage the portfolio. In determining whether to lend securities to a particular broker/dealer or financial institution, Southeastern will consider all relevant facts and circumstances, including the credit-worthiness of the broker or financial institution. If the borrower should fail to return the loaned securities, the particular Fund could use the collateral to acquire replacement securities, but could be deprived of immediate access to such assets for the period prior to such replacement. The Fund may pay reasonable finders, administrative and custodial fees in connection with such a loan of securities. The Fund will not lend portfolio securities in excess of one-third of the value of total assets, nor will the Fund lend portfolio securities to any officer, director, trustee, employee of affiliate of the Funds or Southeastern.

                             MANAGEMENT OF THE FUND

The Fund is supervised by its Board of Trustees, which implements policies through the Fund's principal executive officers. Day to day portfolio management and fund administration is provided by Southeastern Asset Management, Inc. ("Southeastern") in its capacity as Investment Counsel and as Fund Administrator under contracts which must be renewed at periodic intervals, as required by the Investment Company Act of 1940. The names, principal occupations during at least the past five years and other information about members of the Board of Trustees and the Fund executive officers are set forth in the Prospectus on pages 17 and 18.

The following table provides information on the schedule of Trustees' fees to be paid by all series of Longleaf Partners Funds Trust for the fiscal year ending December 31, 1998.

                               COMPENSATION TABLE

                                        AGGREGATE COMPENSATION FROM EACH FUND          TOTAL
         NAME OF PERSON;            ---------------------------------------------   COMPENSATION
          POSITION (AGE)            PARTNERS   REALTY   SMALL-CAP   INTERNATIONAL     FROM ALL
             ADDRESS                  FUND      FUND      FUND         FUND**         FUNDS***
         ---------------            --------   ------   ---------   -------------   ------------
O. Mason Hawkins*
  Chairman of the Board and Chief
     Executive Officer, (50)......     None      None      None            None            None
Chadwick H. Carpenter, Jr.
  Trustee (48)
  14 Oak Park; Bedford, MA 01730
  10660 East Tamarisk Way;
  Scottsdale, AZ 85262............  $15,000    $7,500    $7,500       $1,945.20      $31,945.20
Daniel W. Connell, Jr.
  Trustee (50)
  One Stadium Place
  Jacksonville, FL 32202..........  $15,000    $7,500    $7,500       $1,945.20      $31,945.20
Steven N. Melnyk
  Trustee (51)
  1535 The Greens Way
  Jacksonville Beach, FL 32250....  $15,000    $7,500    $7,500       $1,945.20      $31,945.20
C. Barham Ray
  Trustee (51)
  845 Crossover Lane
  Ste. 140
  Memphis, TN 38117...............  $15,000    $7,500    $7,500       $1,945.20      $31,945.20
W. Reid Sanders*
  Trustee and President (49)......     None      None      None            None            None

---------------

* Trustee is an "interested" person because of employment by Southeastern as Investment Counsel. The "interested" Trustees and all executive officers of the Fund are officers or employees of Southeastern, which pays their salaries and other employee benefits. Its address is 6410 Poplar Ave., Ste. 900, Memphis, TN 38119.

** Trustees fees for the International Fund are $5,000 per annum. Fees paid during 1998 by this fund are pro-rata from the initial funding on August 12, 1998.

*** The Funds, including the International Fund, have no pension or retirement plan for Trustees.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The Board of Trustees of the Fund consists of six Trustees, four of whom are not affiliated with Southeastern Asset Management, Inc. and are deemed to be independent or non "interested" Trustees as defined by Sec. 2(a)(19) of the Investment Company Act of 1940. The Board establishes operating policies and oversees management of the Fund.

Prior to the effective date of this registration statement, the Fund was initially capitalized or "seeded" by certain persons who are affiliates of Southeastern Asset Management, Inc. and the Fund, including directors and officers of Southeastern, Trustees and officers of the Fund, Southeastern's profit sharing plan, and Longleaf Foundation, a charitable foundation funded by certain affiliates of Southeastern and the Fund. As of October 9, 1998, 2,708,495 shares were outstanding, having a net asset value of $22,163,030. Mr.
O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern and the Fund, owned as of that date more than 25% of the outstanding shares and is therefore deemed to control the Fund. Shareholders owing beneficially and of record more than 5% of the outstanding shares are:

O. Mason Hawkins; Chairman of the Board and Chief Executive
  Officer of Southeastern...................................  60.6%
G. Staley Cates; President of Southeastern..................   9.4%
Southeastern Asset Management, Inc. Profit Sharing Plan.....   7.7%
Longleaf Foundation.........................................   7.5%
All directors, trustees and officers as a group.............  83.6%

The addresses of each of the shareholders named above is c/o Southeastern Asset Management, Inc., 6410 Poplar Ave., Ste. 900; Memphis, TN 38119.

                          INVESTMENT ADVISORY SERVICES

Southeastern Asset Management, Inc., an investment advisor registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, is the Fund's Investment Counsel. The firm is owned and controlled by its principal officers, who are listed in the Prospectus as affiliated Trustees and Executive Officers of the Fund. Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern, owns a majority of its outstanding voting stock.

Formed in 1975, Southeastern manages institutional and individual assets in private or separate accounts as well as mutual funds, and is responsible for managing more than $12 billion in client assets. It has served as investment adviser to each of the Longleaf Partners Funds since their respective inception dates. Additional information with respect to the investment advisory function is contained in the Prospectus under the caption "Investment Management and Fund Administration" on page 16.

The annual Investment Counsel fee for the International Fund is 1.50% of average daily net assets. The Investment Counsel Agreement limits the normal operating expenses of the Fund, including all fees but excluding interest, taxes, brokerage commissions, and extraordinary expenses, to a maximum of 1.75% of the Fund's average net assets in any fiscal year through a reduction of the Investment Counsel fees.

                    INVESTMENT PERFORMANCE AND TOTAL RETURN

Total Return Calculation. The average annual total return on an investment in shares of each of the Funds for a particular period is calculated using a specific formula required by the Securities & Exchange Commission. The formula takes into account any appreciation or depreciation in the portfolio, assumes reinvestment of all dividends and capital gains distributions, and then mathematically averages the return over the length of time covered by the calculation. The formula used for computing average annual total return, as specified by regulation, is as follows:

          "Average Annual Total Return" shall mean the average annual compounded rate of return, computed according to the following formula:

                         p(1+T) to the nth power = ERV

        Where  P     =   a hypothetical initial investment of $1,000
               T     =   average annual total return
               n     =   number of years (or fractional portions thereof)
               ERV   =   ending value of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof).

Use of Total Return Information. Average annual total return information may be useful to investors in considering the Fund's past investment performance. However, certain factors should be taken into account before basing an investment decision on this information. First, in comparing the Fund's total return with the total return of any market indices for the same period, the investor should be aware that market indices are unmanaged and contain different and generally more numerous securities than the Fund's portfolios. Some market indices are not adjusted for reinvested dividends. Further, no adjustment is made in the Funds' total returns or the total returns of any market indices for taxes payable on distributions.

An investment in the Fund is an equity investment. As a result, total returns will fluctuate over time, and total return for the past period is not an indication or representation as to future rates of total return. When comparing each Fund's total returns with those of other alternatives such as fixed income investments, investors should understand that an equity fund may be subject to greater market risks than are money market or fixed income investments, and that the Fund is designed for investors who are willing to accept such greater market risks for the possibility of realizing greater long-term gains. There is no assurance that the Fund's investment objective will be achieved.

                       OTHER MANAGEMENT RELATED SERVICES

The Fund pays an Administration Fee equal to 0.10% per annum of the average daily net assets, which is accrued daily and paid monthly in arrears.

As the Fund Administrator, Southeastern manages and performs all business and administrative operations of each Fund, including the following:

- Preparation and maintenance of all accounting records

- Preparation and filing of all required financial reports and tax returns

- Securities registrations and reports of sales of shares

- Calculation of the daily net asset value per share

- Preparation and mailing of prospectuses, proxy statements, and other required reports to shareholders

- General coordination and liaison among the Investment Counsel, authorized dealers, the custodian bank, the transfer agent, and regulatory authorities

- Supplying office space and administrative support for the above functions.

The Fund also reimburses the Administrator for the charges for computer programs and hardware solely used to process Fund transactions and for a portion of the compensation of the Fund's Treasurer. These reimbursable expenses are allocated among the portfolios taking into account their respective assets and number of shareholders. The Administrator has not been leasing computer hardware equipment for dedicated use by the Fund and has not requested reimbursement for costs or charges related to computer hardware.

All other direct Fund operating expenses are paid by the Fund. Such expenses include but are not limited to the following: (i) the fees of the Custodian and Transfer Agent; (ii) compensation of the independent certified public accountants, outside legal counsel, and fees and travel expenses of the Trustees who are not officers or employees of Southeastern; (iii) all franchise, income and other taxes relating to the Funds or their securities; (iv) all filing fees and legal expenses incurred in qualifying and continuing the registrations of the shares for sale with the Securities and Exchange Commission and with any regulatory agency in the several states; (v) insurance premiums and trade association dues; (vi) the costs of typesetting, printing and mailing to shareholders such documents as prospectuses, proxy statements, dividend notices and all other communications; (vii) expenses of meetings of shareholders and the Boards of Trustees; (viii) external expenses related to pricing portfolio securities; and (ix) any extraordinary expenses such as expenses of litigation. The Fund also pays the expenses of stationery, appropriate forms, envelopes, checks, postage, overnight air courier charges, telephone charges, and printing and mailing charges for shareholder communications and similar items.

                              TERMS OF AGREEMENTS

The Fund has entered into agreements with Southeastern Asset Management, Inc., as the Investment Counsel and separately as the Fund Administrator, initially effective for a period of two years. Each agreement must be renewed each year thereafter by the affirmative vote of a majority of the outstanding voting securities of the Fund or by a majority of members of the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees. Such Agreements will automatically terminate in the event of assignment as defined in the Investment Company Act of 1940. The Fund may terminate such Agreements, without penalty, upon 60 days' written notice by a majority vote of the Board of Trustees or by a majority of the outstanding voting securities of the Fund.

                           ADDITIONAL TAX INFORMATION

The Fund intends to qualify for favorable tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service. In order to qualify as a regulated investment company, a Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities and other income (including gains from options future and forward foreign currency contracts) derived with respect to its business of investing in such securities. The Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of total assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities). Further, a regulated investment company may not invest more than 25 percent of the value of its total assets in the securities of two or more issuers which it controls and which are engaged in the same or similar trades or businesses or related trades or businesses. By so qualifying, the Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.

Amounts not distributed on a timely basis in accordance with distribution requirements are subject to a nondeductible 4% excise tax. To prevent application of the tax, the Fund must distribute or be deemed to have distributed an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the 12 month period ending December 31, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12 month period ending October 31; and (3) all taxable ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in any such month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect or is not able to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund treats the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income may be treated as ordinary income and would be subject to the distribution requirements described above, even if the Fund does not receive any amounts to distribute.

Certain of the debt securities which may be acquired may be secured in whole or in part by interests in real estate. If the Fund were to acquire real estate by foreclosure, income generated by that real estate (including rental income and gain on its disposition) may not be regarded as qualifying income. If the Fund's non-qualifying income for a taxable year exceeded 10% of its gross income, it would fail to qualify as a regulated investment company and it would be taxed in the same manner as an ordinary corporation. In that case, the Fund would be ineligible to deduct its distributions to its shareholders and those distributions, to the extent derived from the Fund's current and accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise, at least in part, have been treated in the shareholder's hands as long-term capital gain. If the Fund fails to qualify as a regulated investment company in a given taxable year, it must distribute its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.

                      ALLOCATION OF BROKERAGE COMMISSIONS

Southeastern, in its capacity as Investment Counsel, is responsible under the supervision of the Board of Trustees for the selection of members of securities exchanges, brokers and dealers (referred to as "brokers") for the execution of portfolio transactions and, when applicable, the negotiation of brokerage commissions. On behalf of the Fund, Southeastern is also responsible for investment decisions and for the placement and execution through selected brokers of purchase and sale orders. All investment decisions and placements of trades for the purchase and sale of portfolio securities are made in accordance with the following principles:

          1. Purchase and sale orders are usually placed with brokers who are recommended by Southeastern and/or selected by management of the Fund as able to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable security price, taking into account the following provisions. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, among others, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the future, the financial strength and stability of the broker, and the ability of the broker to commit resources to the execution of the trade. Such considerations are judgemental and are weighed by Southeastern and the Board of Trustees in determining the overall reasonableness of brokerage commissions.

          2. In recommending or selecting brokers for portfolio transactions, Southeastern takes into account its past experience in determining those qualified to achieve "best execution".

          3. Southeastern is authorized to recommend and the Fund is authorized to allocate brokerage and principal purchase and sales transactions to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), and for other services which benefit the Fund directly through reduction of the Fund's expense obligations, such as a reduction in the Fund's share of the lease charges for computer expenses. Southeastern could cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Southeastern in making the recommendation in question determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services or other benefits provided the Fund by such broker. In reaching such determination, neither Southeastern nor the officer of the Fund making the decision is required to place a specific dollar value on the research or execution services of a broker. In demonstrating that such determinations were made in good faith, Southeastern and the officer of the Fund shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that any other benefits or services provided the Fund were in furtherance of lawful and appropriate obligations of the Fund; and that the commissions paid were within a reasonable range. Such determination shall be based on available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies (i) that paying the lowest commission is deemed secondary to obtaining a favorable price and (ii) that the quality, comprehensiveness and frequency of research studies which are provided for the Fund and Southeastern may be useful to Southeastern in performing its services under its Agreement with the Fund but are not subject to precise evaluation. Research services provided by brokers to the Fund or to Southeastern are considered to be supplementary to, and not in lieu of services required to be performed by Southeastern.

          4. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Southeastern, better prices and execution may be obtained on a commission basis or from other sources.

          5. Sales of a Fund's shares by a broker are one factor among others to be taken into account in recommending and in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to a broker, provided that the broker shall furnish "best execution", as defined in paragraph 1 above, and that such allocation shall be within the scope of the Fund's other policies as stated above; and provided further that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount determined, as set forth in paragraph 3 above, on the basis of best execution plus research services, without taking account of or placing any value upon such sales of Fund shares.

Investment decisions for the Fund are made independently from those of the other Funds or accounts of other clients advised by Southeastern, but the same security may be held in the portfolios of more than one Fund or one account. When several accounts and the Funds' portfolios simultaneously purchase or sell the same security, the prices and amounts will be equitably allocated among all such accounts. In some situations this procedure could adversely affect the price or quantity of the security available to one or more of the Funds, but in other situations the ability to participate in larger volume transactions may enable a Fund to realize better executions, prices, and lower commissions. Southeastern does not own an interest in any brokerage firm and places trades for the Funds through independent brokerage firms.

                          DISTRIBUTION OF FUND SHARES

Shareholders are referred to the Prospectus for information on the methods of purchasing shares and computation of net asset value per share. Shares are available directly from the Fund at net asset value without payment of any sales charge. Shares may also be purchased and redeemed through authorized brokerage firms upon payment of transaction fees, all of which are retained by the particular broker or dealer.

Shares of the Fund are continuously issued and redeemed. The transfer agent and shareholder servicing agent functions are performed by National Financial Data Services ("NFDS") of Kansas City, Missouri, an affiliate of State Street Bank and Trust Company, the custodian bank.

                           REDEMPTION OF FUND SHARES

Shareholders are referred to the Prospectus for procedures for redeeming shares. Longleaf Partners Funds Trust has filed an election with the Securities & Exchange Commission in the manner authorized by Rule 18f-1 under the Investment Company Act of 1940, in which each series or portfolio has committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. This election is irrevocable while Rule 18f-1 is in effect, unless the Securities & Exchange Commission by order upon application permits the withdrawal of such notification of election as being appropriate in the public interest and consistent with the protection of investors. In connection with omnibus accounts, this election applies separately to each beneficial owner rather than to the omnibus account in the aggregate. The purpose of this election is to assure that at least $250,000 of a redemption will be paid in cash.

Should a Fund elect to limit its cash payments on redemption to $250,000, the balance of a redemption request in excess of that amount would be paid through a distribution of portfolio securities. A shareholder liquidating portfolio securities received in such a distribution would incur brokerage commissions and be subject to prevailing market prices.

                            CUSTODIAN OF FUND ASSETS

State Street Bank and Trust Company, Boston, Massachusetts, serves as Custodian of the assets of the Fund. Where possible, the Custodian utilizes book entry records with securities depositories, which in turn may have book entry records with transfer agents of the issuers of the securities. With respect to U.S. Government issues the Custodian may utilize the book entry system of the Federal Reserve System. The Custodian also has the responsibility of collection of the proceeds of securities sold and disbursement of the cost of securities purchased by the Funds. State Street Bank maintains a global custody system with sub-custodians in numerous foreign countries, and the Bank has been appointed by the Board of Trustees as the Fund's Foreign Custody Manager.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP, an international public accounting firm, serves as the Fund's independent accountants.

                                 LEGAL COUNSEL

Dechert Price & Rhoads, a law firm with offices in several major cities including Washington, D.C., Philadelphia, and Boston, serves as special legal counsel to the Funds. Charles D. Reaves, Esq., Executive Vice President of the Fund and Vice President & General Counsel of Southeastern Asset Management, Inc., serves as general counsel to the Funds.

                            LIMITATION OF LIABILITY

Longleaf Partners Funds Trust is a Massachusetts business trust organized on November 26, 1986. The International Fund is the fourth series. The Declaration of Trust and By-Laws provide that no Trustee, officer, employee, or agent of any Fund shall be subject to any personal liability to the Fund or its shareholders for any action or failure to act, except for such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the person's duties. The Trust indemnifies each such person against all such losses other than the excepted losses. The agreements between the Trust and, respectively, the Investment Counsel and the Fund Administrator provide for indemnification and relieve each such entity of liability for any act or omission in the course of its performance under the particular agreement, including any mistake of judgment, in the absence of willful misfeasance, bad faith or gross negligence. Information on the contractual term and rights of cancellation of each such agreement is contained in the section entitled "Terms of Agreements."

Under Massachusetts law, shareholders of a mutual fund which is a series of a Massachusetts business trust could, in theory, be held personally liable for certain obligations of the particular series. The Declaration of Trust contains an express disclaimer of shareholder liability for such acts or obligations of each series, and this disclaimer is included in contracts between the Funds and third parties. The Declaration of Trust also provides for indemnification from the assets of each series for any shareholder liability for applicable acts or obligations should any shareholder be held liable under these provisions for having been a shareholder.

                   TABLE OF BOND AND PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba -- An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND AND PREFERRED STOCK
RATINGS:

AAA -- Securities rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A -- Securities rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than securities in higher rated categories.

BBB -- Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for securities in higher rated categories.

BB, B and CCC -- Securities rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents the lowest degree of speculation and CCC the highest degree of speculation. While such securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -- Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B -- Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or BB rating.

CCC -- Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Plus (+) or Minus (-): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

INVESTMENT COUNSEL
Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(901) 761-2474

TRANSFER AND DIVIDEND AGENT
National Financial Data Services ("NFDS")
P.O. Box 419929
Kansas City, MO 64141-6929
For Information about your account,
call (800) 488-4191

CUSTODIAN
State Street Bank & Trust Company, Boston, MA

SPECIAL LEGAL COUNSEL
Dechert Price & Rhoads, Washington, DC

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, Boston, MA

No person has been authorized to give any further information or make any representations other than those contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund, Investment Counsel, or Administrator. This Prospectus does not constitute an offering in any state where such an offering may not be lawfully made.

               LONGLEAF
               PARTNERS
LOGO           FUNDS TRUST

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6410 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(901) 761-2474
(800) 445-9469

                      LONGLEAF
                      PARTNERS
LOGO                  FUNDS

                                  STATEMENT OF

                             ADDITIONAL INFORMATION

                                OCTOBER 24, 1998

                             ---------------------

                               LONGLEAF PARTNERS
                               INTERNATIONAL FUND

                             ---------------------

                                   MANAGED BY
                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                         6410 POPLAR AVENUE; SUITE 900
                               MEMPHIS, TN 38119

                             ---------------------

                           TELEPHONE (800) 445-9469;
                                (901) 761-2474.